EXHIBIT 99.2

ADDITIONAL INFORMATION RECONCILING THE NON-GAAP FINANCIAL MEASURES CONTAINED IN THE 2002 SHAREHOLDERS LETTER TO THE MOST DIRECTLY COMPARABLE FINANCIAL MEASURES CALCULATED IN ACCORDANCE WITH GAAP.

CONTENTS

Our 2002 Annual Report includes our 2002 letter to shareholders. Our 2002 letter to shareholders discloses annual and quarterly pro forma financial data. We are providing this supplemental data, which discloses GAAP financial data and a reconciliation between the pro forma and GAAP financial data. The disclosure of the GAAP financial data and a reconciliation of the pro forma to GAAP financial data is required to be provided by Securities and Exchange Commission rules, whenever we release pro forma financial data to the public.

GAAP Annual Summary Financial Data

(In millions except per-share data)
	Year Ended

	2002	2001	2000	1999	1998

Revenues	$775	$819	$1,288	$745	$589
Cost of revenues	$443	$552	$565	$409	$430

Gross margin	$332	$267	$723	$336	$159
Research and development	$288	$268	$184	$137	$117
Selling, general and administrative	$152	$166	$154	$113	$97
Acquisition and other non-recurring costs	$85	$161	$56	$38	$-
Restructuring	$38	$132	$-	$(4)	$61

Total operating costs and expenses	$563	$727	$394	$284	$275

Operating income (loss)	$(231)	$(460)	$329	$52	$(116)
Other income and (expense)	$(15)	$23	$41	$43	$3

Income (loss) before income taxes	$(246)	$(437)	$370	$95	$(113)
(Provision) benefit for income taxes	$(3)	$30	$(93)	$(7)	$11

Net income (loss)	$(249)	$(407)	$277	$88	$(102)

Net income (loss) per share:
Basic	$(2.01)	$(3.28)	$2.29	$0.81	$(0.97)
Dilluted	$(2.01)	$(3.28)	$1.92	$0.76	$(0.97)

Weighted average common and common equivalent
shares outstanding:
Basic	124	124	121	108	105
Diluted	124	124	144	116	105

Percent of revenue
Gross margin	43%	33%	56%	45%	27%
Research & development	37%	33%	14%	18%	20%
Selling, general & administrative	20%	20%	12%	15%	16%
Acquisition and other non-recurring costs	11%	20%	4%	5%	0%
Restructuring	5%	16%	0%	-1%	10%
Operating income (loss)	-30%	-56%	26%	7%	-20%

Reconciliation from GAAP to Pro Forma Annual Financial Data
Items excluded from GAAP to Prepare Pro Forma

(In millions except per-share data)
(Unaudited)	Year Ended

	2002	2001	2000	1999	1998

Revenues	$-	$-	$-	$-	$-
Cost of revenues	1	8	-	1	-

Gross margin	(1)	(8)	-	(1)	-
Research and development	38	33	3	-	-
Selling, general and administrative	20	12	2	-	-
Acquisition and other non-recurring costs	85	161	56	38	-
Restructuring	38	132	-	(4)	61

Total operating costs and expenses	181	338	61	34	61

Operating income (loss)	(182)	(346)	(61)	(35)	(61)
Other income and (expense)	(13)	(1)	9	36	-

Income (loss) before income taxes	(195)	(347)	(52)	1	(61)
(Provision) benefit for income taxes	(17)	17	-	(1)	6

Net income (loss)	(212)	(330)	(52)	-	(55)

Net income (loss) per share:
Basic	(1.98)	(2.66)	(0.43)	-	(0.53)
Diluted	(1.98)	(2.66)	(0.47)	-	(0.53)

Reconciling Items
(In millions)
Cost of revenues
Acquisition-related costs	(1)	(4)	$-	(1)	$-
Restructuring charges	-	-	-	-	-
Impairments, asset write-downs & other	-	(4)	-	-	-
Research and development
Acquisition-related costs	(38)	(26)	(3)	-	-
Impairments, asset write-downs & other	-	(7)	-	-	-
Selling, general and administrative
Acquisition-related costs	(5)	(11)	(2)	-	-
Impairments, asset write-downs & other	-	(1)	-	-	-
Employee loan reserve	(15)	-	-	-	-
Acquisition and other non-recurring costs
Acquisition-related costs	(44)	(96)	(56)	(38)	-
Impairments, asset write-downs & other	(41)	(65)	-	-	-
Restructuring
Restructuring charges	(38)	(132)	-	4	(61)
Other income and expenses
Impairments, asset write-downs & other	(19)	(8)	-	-	-
Gain on sales of assets/investments	-	-	11	36	-
Gain on retirement of bonds	6	7	-	-	-
Writeoff of bond costs	-	-	(2)	-	-
Tax
Provision for income taxes	(17)	17	-	(1)	6

Total reconciling items	(212)	(330)	(52)	$-	(55)

GAAP Quarterly Summary Financial Data

(In millions except per-share data)
	Quarter Ended

	Q402	Q302	Q202	Q102	Q401	Q301	Q201	Q101

Revenues	$174	$205	$202	$194	$191	$180	$186	$262
Cost of revenues	$103	$111	$111	$118	$115	$208	$104	$125

Gross margin	$71	$94	$91	$76	$76	$(28)	$82	$137
Research and development	$63	$71	$80	$74	$71	$77	$62	$58
Selling, general and administrative	$31	$49	$34	$38	$40	$42	$38	$46
Acquisition and other non-recurring costs	$53	$11	$10	$11	$27	$92	$20	$22
Restructuring	$45	$2	$(10)	$1	$-	$132	$-	$-

Total operating costs and expenses	$192	$133	$114	$124	$138	$343	$120	$126

Operating income (loss)	$(121)	$(39)	$(23)	$(48)	$(62)	$(371)	$(38)	$11
Other income and (expense)	$(3)	$(16)	$(3)	$7	$8	$(4)	$10	$9

Income (loss) before income taxes	$(124)	$(55)	$(26)	$(41)	$(54)	$(375)	$(28)	$20
(Provision) benefit for income taxes	$(2)	$-	$(2)	$1	$16	$13	$10	$(9)

Net income (loss)	$(126)	$(55)	$(28)	$(40)	$(38)	$(362)	$(18)	$11

Net income (loss) per share:
Basic	$(1.02)	$(0.44)	$(0.23)	$(0.33)	$(0.31)	$(2.92)	$(0.14)	$0.09
Diluted	$(1.02)	$(0.44)	$(0.23)	$(0.33)	$(0.31)	$(2.92)	$(0.14)	$0.08

Weighted average common and common equivalent
shares outstanding:
Basic	124	124	123	122	121	124	126	126
Diluted	124	124	123	122	121	124	126	132

Percent of revenue
Gross margin	41%	46%	45%	39%	40%	-16%	44%	52%
Research & development	36%	35%	40%	38%	37%	43%	33%	22%
Selling, general & administrative	18%	24%	17%	20%	21%	23%	20%	18%
Acquisition and other non-recurring costs	30%	5%	5%	6%	14%	51%	11%	8%
Restructuring	26%	1%	-5%	1%	0%	73%	0%	0%
Operating income (loss)	-70%	-19%	-11%	-25%	-32%	-206%	-20%	4%

Reconciliation from GAAP to Pro Forma Quarterly Financial Data
Items excluded from GAAP to Prepare Pro Forma

(In millions except per-share data)
(Unaudited)	Quarter Ended

	Q402	Q302	Q202	Q102	Q401	Q301	Q201	Q101

Revenues	$-	$-	$-	$-	$-	$-	$-	$-
Cost of revenues	-	-	-	1	1	5	2	-

Gross margin	-	-	-	(1)	(1)	(5)	(2)	-
Research and development	2	8	17	11	11	15	5	2
Selling, general and administrative	(1)	16	-	5	2	5	3	2
Acquisition and other non-recurring costs	53	11	10	11	27	92	20	22
Restructuring	45	2	(10)	1	-	132	-	-

Total operating costs and expenses	99	37	17	28	40	244	28	26

Operating income (loss)	(99)	(37)	(17)	(29)	(41)	(249)	(30)	(26)
Other income and (expense)	(4)	(14)	(1)	6	7	(8)	1	(1)

Income (loss) before income taxes	(103)	(51)	(18)	(23)	(34)	(257)	(29)	(27)
(Provision) benefit for income taxes	(8)	(1)	(4)	(4)	10	(8)	10	5

Net income (loss)	(111)	(52)	(22)	(27)	(24)	(265)	(19)	(22)

Net income (loss) per share:
Basic	$(0.90)	$(0.41)	$(0.18)	$(0.23)	$(0.20)	$(2.14)	$(0.15)	$(0.17)
Diluted	$(0.90)	$(0.41)	$(0.18)	$(0.23)	$(0.20)	$(2.14)	$(0.15)	$(0.17)

Reconciling Items
(In millions)
Cost of revenues
Acquisition-related costs	$-	$-	$-	$-	$(1)	$(2)	$(2)	$-
Restructuring charges	-	-	-	(1)	-	-	-	-
Impairments, asset write-downs & other	-	-	-	-	-	(3)	-	-
Research and development
Acquisition-related costs	(2)	(8)	(17)	(11)	(11)	(8)	(5)	(2)
Impairments, asset write-downs & other	-	-	-	-	-	(7)	-	-
Selling, general and administrative
Acquisition-related costs	1	(1)	-	(5)	(2)	(3)	(3)	(2)
Impairments, asset write-downs & other	-	-	-	-	-	(2)	-	-
Employee loan reserve	-	(15)	-	-	-	-	-	-
Acquisition and other non-recurring costs
Acquisition-related costs	(13)	(11)	(10)	(11)	(27)	(27)	(20)	(22)
Impairments, asset write-downs & other	(40)	-	-	-	-	(65)	-	-
Restructuring
Restructuring charges	(45)	(2)	10	(1)	-	(132)	-	-
Other income and expenses
Impairments, asset write-downs & other	(4)	(14)	(1)	-	-	(8)	1	(1)
Gain on retirement of bonds	-	-	-	6	7	-	-	-
Tax
Provision for income taxes	(8)	(1)	(4)	(4)	10	(8)	10	5

Total reconciling items	$(111)	$(52)	$(22)	$(27)	$(24)	$(265)	$(19)	$(22)

GAAP Cash Flow Annual Summary
(In millions)	Year Ended

	2002	2001

Net income (loss)	$(249)	$(407)
Depreciation	211	249
Intangibles, restructuring and other	93	185
Changes in operating assets and liabilities, net of affects of acquisitions	(33)	77

Net cash flow generated from operating activities	22	104

Acquisition of property, plant and equipment	(159)	(177)

Subtotal	(137)	(73)

Cash flow from other investing and financing activities	114	(368)

Net increase (decrease) in cash	(23)	(441)

Cash, cash equivalents and investments, beginning of year	110	551
Cash, cash equivalents and investments, end of year	$87	$110

Reconciliation from GAAP Cash Flow Annual Summary to
Pro Forma Cash Flow Annual Summary
(In millions, Unaudited)		Year Ended

2002		2001

Net income (loss)	$-	$-
Depreciation (1)	78	108
Intangibles, restructuring and other (2)	(78)	(108)
Changes in operating assets and liabilities, net of affects of acquisitions	-	-

Net cash flow generated from operating activities	-	-

Acquisition of property, plant and equipment	-	-

Subtotal	-	-

Cash flow from other investing and financing activities	169	301

Net increase (decrease) in cash	169	301

Cash, cash equivalents and investments, beginning of year	(305)	(606)
Cash, cash equivalents and investments, end of year	$(136)	$(305)

Reconciling Items
(In millions)
	Year Ended
Cashflow from Other Investing and Financing Activities	2002	2001

Change in Short-term Investments	53	239
Change in Long-term Investments	103	76
Change in Restricted Investments	13	(14)

	169	301

Cash, Cash Equivalents and Investments - Beginning of Year	2002	2001

Short-term Investments	95	334
Long-term Investments	135	211
Restricted Investments	75	61

	305	606

Cash, Cash Equivalents and Investments - End of Year	2002	2001

Short-term Investments	42	95
Long-term Investments	32	135
Restricted Investments	62	75

	136	305

(1)	Amount represents amortization of intangibles which is disclosed in pro forma amounts within “Intangible, restructuring and other”.

(2)	Difference due to amortization of intangibles - see note (1) above.